                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                                      [X]

Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                THE GATEWAY TRUST
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
    (Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     5)   Total fee paid:

          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ______________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     3)   Filing Party:

          ______________________________________________________________________

     4)   Date Filed:

          ______________________________________________________________________

                                IMPORTANT NOTICE
                          TO GATEWAY FUND SHAREHOLDERS
                                     [DATE]

Although we recommend that you read the complete Proxy Statement, for your convenience, the following is a brief overview of the proposal to be voted on.

Q.   WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving this Proxy Statement for two reasons. First, you are being asked to approve a new investment management agreement between Gateway Fund (the "Fund) and Gateway Investment Advisers, L.P. ("Gateway" or "the Adviser"). In addition, you are being asked to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2005.

Q.   WHY IS A VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT REQUIRED?

A. Gateway has served as the Fund's investment adviser since the Fund's inception. Gateway Investment Advisers, Inc. (the "General Partner") serves as the general partner of, and thus controls Gateway. The General Partner is owned by Walter G. Sall and J. Patrick Rogers. Mr. Sall founded Gateway in 1977 and presently serves as its Chairman and Chief Executive Officer, and as Chairman of the Board of The Gateway Trust (the "Trust"). Mr. Rogers is Gateway's President and Chief Investment Officer and serves as the portfolio manager of the Fund, and as President and a Trustee of the Trust. Mr. Rogers has an option to purchase a sufficient quantity of Mr. Sall's stock in the General Partner such that, upon the exercise of his option, Mr. Rogers would own a majority interest in the General Partner and would thus assume control of Gateway. Mr. Rogers has notified Mr. Sall that he will exercise the option on December 31, 2005. The exercise of Mr. Rogers' option (the "Exercise") could be deemed to be an "assignment" of the current investment management agreement between the Fund and Gateway, which would cause the agreement to automatically terminate. As a result, shareholder approval of a new investment management agreement is required in order to permit Gateway to continue to serve as investment adviser to the Fund. Following the Exercise, Mr. Sall will continue to serve as Chairman of Gateway and the Trust, and Mr. Rogers will remain as the Fund's portfolio manager, and as President of Gateway and a Trustee of the Trust. The enclosed Proxy Statement gives you additional information on the proposed new investment management agreement as well as certain other matters. Please refer to the Proxy Statement for a detailed explanation of the proposal on which you are being asked to vote.

Q. WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A. If the new investment management agreement is not approved, the Board of Trustees of the Trust (the "Board") will take such actions as it deems to be in the best interests of the Fund and its shareholders.

Q    HOW WILL THE EXERCISE AFFECT ME AS A FUND SHAREHOLDER?

A. Your investment in the Fund will not change as a result of the Exercise. You will still own the same shares in the Fund, and the value of your investment will not change as a result of the Exercise. The new investment management agreement, if approved by shareholders, will still be with Gateway and the terms of the new investment management agreement are substantially identical to the terms of the current investment management agreement. In addition, the portfolio manager of the Fund will not change as a result of the new investment management agreement.

Q. WILL THE INVESTMENT MANAGEMENT FEE BE THE SAME UPON THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A.   Yes, the investment management fee will remain the same.

Q.   HOW DO THE BOARD MEMBERS SUGGEST THAT I VOTE IN CONNECTION WITH THE
     PROPOSALS?

A. After careful consideration, the Board, including those Trustees who are not affiliated with Gateway, unanimously recommends that you vote "FOR" Proposal 1 and Proposal 2.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposals can be acted upon. All shareholders are encouraged to participate in the governance of their Fund.

Q.   HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number provided on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.   WILL ANYONE CONTACT ME?

A. You may receive a call from our proxy solicitor, Computershare Fund Services, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

Q.   WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial advisor. Alternatively, you may call Gateway at (800) 354-6339 weekdays from 8:30 a.m. to 5:00 p.m. Eastern time.

                                THE GATEWAY TRUST
                          NOTICE OF SPECIAL MEETING OF
                                  GATEWAY FUND
                                  SHAREHOLDERS
                                DECEMBER 15, 2005
                          3805 EDWARDS ROAD, SUITE 600
                             CINCINNATI, OHIO 45209
                                 (800) 354-6339

TO THE SHAREHOLDERS OF THE GATEWAY FUND:

Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Gateway Fund (the "Fund"), a series of The Gateway Trust, an Ohio business trust (the "Trust") will be held at the offices of Gateway Investment Advisers, L.P., 3805 Edwards Road, Suite 600, in Cincinnati, Ohio, on Thursday, December 15, 2005 at 2:00, Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

     1. To approve a new investment management agreement between the Fund and Gateway Investment Advisers, L.P., the Fund's investment adviser.

     2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2005.

     3. To transact such other business as may properly come before the Meeting.

Only shareholders of record at the close of business on October 17, 2005 are entitled to notice of and to vote at the Meeting.

                                        By Order of the Board of Trustees


                                        ----------------------------------------
                                        Donna M. Squeri
                                        Secretary
                                        [STATEMENT DATE]

                             YOUR VOTE IS IMPORTANT

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF YOU USE THE ACCOMPANYING ENVELOPE TO MAIL THE PROXY CARD IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

                                THE GATEWAY TRUST
                          3805 EDWARDS ROAD, SUITE 600
                             CINCINNATI, OHIO 45209

                                 PROXY STATEMENT
                               SPECIAL MEETING OF
                        SHAREHOLDERS OF THE GATEWAY FUND
                                  TO BE HELD ON
                                DECEMBER 15, 2005

[Statement Date]

                               GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board", each Trustee a "Board Member", and collectively, the "Board Members") of The Gateway Trust, an Ohio business trust (the "Trust"), of proxies to be voted at a special meeting of shareholders of the Gateway Fund (the "Fund") to be held at the offices of Gateway Investment Advisers, L.P. ("Gateway", or the "Adviser"), 3805 Edwards Road, Suite 600, in Cincinnati, Ohio, on Thursday, December 15, 2005 at 2:00 p.m., Eastern time, (the "Meeting"), and at any and all adjournments thereof. This Proxy Statement is first being mailed to shareholders on or about [Statement Date].

The following proposals will be considered and acted upon at the Meeting:

     1. To approve a new investment management agreement between the Fund and Gateway Investment Advisers, L.P., the Fund's investment adviser.

     2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2005.

     3. To transact such other business as may properly come before the Meeting.

On the matters coming before the Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted "FOR" approval of the new investment management agreement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

A quorum of shareholders is required to take action at the Meeting. The presence in person or by proxy of 33% of the outstanding shares of the Fund entitled to vote at the Meeting will constitute a quorum. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting.

Only persons who were shareholders of record at the close of business on October 17, 2005 will be entitled to vote at the meeting. As of October 17, 2005, [Shares Outstanding] shares of the Fund were issued and outstanding.

ANNUAL REPORTS WILL BE SENT TO SHAREHOLDERS OF RECORD OF THE FUND FOLLOWING THE FUND'S FISCAL YEAR END. THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT AND/OR SEMI-ANNUAL REPORT, AS AVAILABLE, UPON REQUEST. SUCH WRITTEN OR ORAL REQUESTS SHOULD BE DIRECTED TO THE FUND AT 3805 EDWARDS ROAD, SUITE 600, CINCINNATI, OHIO 45209 OR BY CALLING 1-800-354-6339.

                                   PROPOSAL 1

               APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT

Under an investment management agreement between the Adviser and the Fund dated December 9, 1998 (the "Current Investment Management Agreement"), Gateway has served as the Fund's investment adviser and has been responsible for the Fund's investment strategy and its implementation. The Current Investment Management Agreement was last approved by shareholders on December 9, 1998 and was last approved for continuance by the Board on October 12, 2005.

The Adviser is a Delaware limited partnership, 74.66% of which is owned by its general partner, Gateway Investment Advisers, Inc. (the "General Partner"), an Ohio Corporation. The management, policies, and control of the Adviser are vested exclusively in the General Partner. The General Partner is owned by Walter G. Sall and J. Patrick Rogers. Mr. Sall founded the Adviser in 1977 and presently serves as its Chairman and Chief Executive Officer. Mr. Sall is also Chairman of the Board of the Trust. Mr. Rogers has been President and Chief Investment Officer of the Adviser since 1995 and has served as the portfolio manager of the Fund since 1994. Mr. Rogers is also President and a Trustee of the Trust. Mr. Sall presently owns 67.06% of the General Partner and, therefore, controls the Adviser. Mr. Rogers presently owns 32.94% of the General Partner. The Adviser also has three limited partners (the "Limited Partners"), each of which is a corporation owned by a senior executive officer of the Adviser other than Mr. Sall and Mr. Rogers. The limited partners collectively own a 25.34% interest in the Adviser.

In a series of transactions that occurred on March 31, 2004, and which were unrelated to the Exercise (as defined below), the General Partner and the Limited Partners purchased a 14.7% limited partnership interest in the Adviser that had previously been held by Alex. Brown Investments Inc. for an aggregate purchase price of $2,250,000. The General Partner's participation in these transactions resulted in its acquisition of an additional 4.51% interest in the Adviser thereby increasing its percentage interest in the Adviser from 70.15% to its current 74.66%.

As part of a plan of succession that has been in place since 1995, Mr. Sall granted Mr. Rogers an option to purchase a portion of Mr. Sall's stock in the General Partner. Upon the exercise of this option, Mr. Rogers would own a majority (54.25%) interest in the General Partner and would thus assume control of the Adviser. Mr. Rogers' option becomes exercisable on December 31, 2005, and Mr. Rogers has notified Mr. Sall that he will exercise his option at that time. Upon the exercise of Mr. Rogers' option (the "Exercise") the investment management agreement between the Fund and the Adviser may be deemed to be terminated.

The Current Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940
Act). Any change in control of the Adviser may be deemed to be such an assignment. The consummation of the Exercise may be deemed to be a change in control of the Adviser resulting in the assignment and automatic termination of the Current Investment Management Agreement, as required by the 1940 Act.

In anticipation of the Exercise, the Board met in person at a meeting on October 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of the Fund and its shareholders to approve a new investment management agreement between the Fund and Gateway (the "New Investment Management Agreement"). The 1940 Act requires that the New Investment Management Agreement be approved by the Fund's shareholders in order for it to become effective. At the Board meeting, and for the reasons discussed below (see "Board Considerations in Approving New Investment Management Agreement" below), the Board, including a majority of the Board Members who are not parties to the Current Investment Management Agreement, or the New Investment Management Agreement, and who are not "interested persons" of the Fund or the Adviser as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the New Investment Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the Fund after the Exercise.

In the event shareholders of the Fund do not approve the New Investment Management Agreement, the Board may take such action as it deems to be in the best interests of the Fund and its shareholders. In order to afford the Fund maximum flexibility, the Board on October 12, 2005 approved an interim investment management agreement (the "Interim Agreement") that would take effect only if the New Investment Management Agreement is not approved by shareholders by December 31, 2005. The Interim Agreement is identical in all material respects to the Current Investment Management Agreement, except that it would remain in force for only up to 150 days from the consummation of the Exercise. The Interim Agreement allows Gateway to continue to provide investment advice to the Fund while the Board determines whether to resubmit the New Investment Management Agreement to shareholders for approval. During the term of the Interim Agreement, investment management fees will be placed in an escrow account. If shareholders of the Fund do not approve the New Investment Management Agreement by the end of the term of the Interim Agreement, Gateway will be paid the lesser of the costs incurred in performing its services under the Interim Agreement or the total amount in the escrow account, plus interest earned.

COMPARISON OF THE CURRENT AND NEW INVESTMENT MANAGEMENT AGREEMENTS

The terms of the New Investment Management Agreement, including fees payable to the Adviser by the Fund, are substantially identical to those of the Current Investment Management Agreement, except for the date of effectiveness. If approved by shareholders of the Fund, the New Investment Management Agreement for the Fund will remain in force through December 31, 2007 and will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Current Investment Management Agreement to the terms of the New Investment Management Agreement. The form of the New Investment Management Agreement is attached hereto as Appendix A.

INVESTMENT MANAGEMENT SERVICES. The investment management services to be provided by the Adviser to the Fund under the New Investment Management Agreement will be identical to those services currently provided by the Adviser to the Fund under the Current Investment Management Agreement. Both the Current Investment Management Agreement and New Investment Management Agreement provide that the Adviser supervise the investment and reinvestment of the cash, securities, or other properties comprising the assets of the Fund, subject at all times to the policies applicable to the Fund and to the control of the Board of Trustees of the Trust. In addition, the investment management services will be provided by the same Adviser personnel under the New Investment Management Agreement as under the Current Investment Management Agreement. The Adviser does not anticipate that the Exercise will have any adverse effect on the performance of its obligations under the New Investment Management Agreement.

FEES. Under the Current Investment Management Agreement and New Investment Management Agreement, the Fund pays the Adviser an investment management fee of 0.925% of the average value of the daily net assets of the Fund minus the amount of the Fund's expenses incurred pursuant to its Distribution Plan. Also under the Current and the New Investment Management Agreements, the Adviser receives no separate fee for its administration, transfer agency, fund accounting and other services to the Fund, and the Adviser pays the Fund's expenses of reporting to shareholders. For fiscal year 2004, the Fund paid the Adviser a fee equal to 0.57% of its average daily net assets, amounting to aggregate fees of $9,929,000. The fees payable to the Adviser under the New Investment Management Agreement are identical to those payable under the Current Investment Management Agreement.

BROKERAGE. Both the Current Investment Management Agreement and New Investment Management Agreement authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided.

PAYMENT OF EXPENSES. Under the Current Investment Management Agreement and the New Investment Management Agreement, the Adviser provides the Trust with (i) investment recommendations regarding the Fund's investments; (ii) office space, including secretarial, clerical and other office help, telephones, securities valuations and other office equipment; and (iii) the services of all officers of the Trust. Also under the Current Investment Management Agreement and the New Investment Management Agreement, the Adviser bears all (i) expenses incurred in connection with association membership dues, except the annual dues of the Trust for its membership in the Investment Company Institute, which shall be paid by the Trust; (ii) expenses of printing and distributing all Fund registration statements, prospectuses and reports to current Fund shareholders; (iii) costs of printing and transmitting reports to governmental agencies; and (iv) printing and mailing costs. In addition, under both agreements, the Adviser receives no compensation for administration, transfer agency, fund accounting and other services provided by the Adviser to the Fund under a Services Agreement.

CONTINUANCE. The Current Investment Management Agreement was in effect for an initial term of two years and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. If the shareholders of the Fund approve the New Investment Management Agreement, the New Investment Management Agreement will remain in force through December 31,

2007 and may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

TERMINATION. The Current Investment Management Agreement and New Investment Management Agreement provide that the Agreement may be terminated at any time without the payment of any penalty by the Fund or the Adviser on sixty (60) days written notice to the other party. The Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

INFORMATION ABOUT THE ADVISER

Gateway is a registered investment adviser specializing in the management of index-option-based strategies for managing risk in equity portfolios. Gateway and its predecessor commenced operations in 1977. As of September 30, 2005, Gateway managed approximately $5.8 billion in assets. Gateway also serves as the administrator, fund accountant and transfer agent for the Fund. The names and principal occupations of the principal executive officer and directors of Gateway are set forth below:

NAME                 POSITION WITH GATEWAY AND PRINCIPAL OCCUPATION
----                ------------------------------------------------
Walter G. Sall      Chairman, CEO and Director
J. Patrick Rogers   President, Chief Investment Officer and Director

The business address of Gateway and each director and officer of Gateway is Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209.

Gateway may execute portfolio transactions through affiliated brokers. In the fiscal year 2004, the Fund paid brokerage commissions of $127,745 to Deutsche Bank Securities, Inc. (which was an affiliated broker until March 31, 2004, when the limited partnership interest in the Adviser owned by Alex. Brown Investments Inc. was sold). Those commissions represented 3.4% of the Fund's aggregate brokerage commissions for the year. At the present time, no brokers are affiliated with Gateway.

Gateway is a Delaware limited partnership. As discussed above, the General Partner, which owns 74.66% of Gateway, is Gateway Investment Advisers, Inc., 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209. The General Partner is owned by Mr. Sall and Mr. Rogers. The remaining 25.34% of Gateway is owned by three limited partners (the "Limited Partners"), each of which is a corporation owned by a senior executive officer of the Adviser other than Mr. Sall and Mr. Rogers.

The following Trustees and officers of the Fund also are officers, employees or directors of Gateway:

NAME AND ADDRESS         POSITION WITH THE FUND                  POSITION WITH GATEWAY
----------------      ----------------------------   --------------------------------------------
Walter G. Sall        Chairman of the Board          Chairman, CEO, and Director*
J. Patrick Rogers     President and Trustee          President, Chief Investment Officer and
                                                     Director*
Geoffrey Keenan       Vice President                 Executive Vice President and Chief Operating
                                                     Officer**
Gary H. Goldschmidt   Vice President and Treasurer   Chief Financial Officer and Vice President
Donna M. Squeri       Secretary                      General Counsel and Chief Compliance Officer

*    Individual has an ownership interest in the general partner of the Adviser.

**   Individual has an ownership interest as a limited partner to the Adviser.

In addition to serving as investment adviser to the Fund, Gateway serves as sub-adviser to one other open-end mutual fund and three closed-end mutual funds that invest in integrated equity index option strategies. The funds are listed below, together with each fund's approximate net assets as of September 30, 2005, and the annual advisory fees payable by the fund to Gateway.

                                         APPROXIMATE
                                             NET
                                            ASSETS     SUB-ADVISORY
            SIMILAR FUND(S)              ($ MILLION)     FEE RATE
            ---------------              -----------   ------------
TA IDEX Protected Principal Stock          $   49.1       0.400%
Nuveen Equity Premium Income Fund          $  715.9       0.311%
Nuveen Equity Premium Opportunity Fund     $1,237.1       0.301%
Nuveen Equity Premium Advantage Fund       $  488.5       0.315%

BOARD CONSIDERATIONS IN APPROVING THE NEW INVESTMENT MANAGEMENT AGREEMENT.

At a meeting held on October 12, 2005, the Board, including the Independent Trustees, unanimously approved the New Investment Management Agreement between the Fund and the Adviser, subject to approval by the shareholders at this Meeting. To assist the Trustees in their evaluation of the New Investment Management Agreement, the Board was supplied with a written proposal and supporting information from the Adviser in advance of the meeting, as well as presentations from members of the Adviser's investment management staff. In addition to the foregoing materials, independent legal counsel to the Independent Trustees provided, in advance, a memorandum outlining the duties of the Trustees and factors to be considered by the Board with respect to approval or renewal of investment advisory contracts. After a detailed presentation by the Adviser during which the written materials were reviewed and questions from the Board were answered, the Independent Trustees met in an executive session with counsel to consider the contract approval. The following describes the material factors and conclusions that formed the basis for the Board's approval of the New Investment Management Agreement:

FUND AND ADVISER PERFORMANCE. The Trustees reviewed the performance returns of the Fund as compared with various benchmarks for different time periods. Specifically, they were presented with average annual total returns as of September 30, 2005 for various time periods, as compared to the returns of the S&P 500 Index and Lehman U.S. Intermediate Government/Credit Bond Index. The Trustees also reviewed the Fund's risk (as measured by standard deviation of returns) and returns compared to those of the S&P 500 Index and various fixed income benchmarks covering the period from January 1, 1988 to September 30, 2005. The Trustees specifically noted that the Fund's performance compared favorably to relevant benchmarks on a consistent basis, with a standard deviation of less than half of that of the S&P 500 Index for the period. When taking into account the Fund's investment objective, which is to "capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments," the Board concluded that the Fund's performance history made a compelling case that the Adviser had consistently and successfully managed the Fund in accordance with its stated objectives.

NATURE, QUALITY, AND EXTENT OF SERVICES PROVIDED. When discussing the nature, quality and extent of services that the Adviser provides the Fund, it was pointed out that, in addition to managing the Fund's portfolio, essentially all of the business of operating the Fund is conducted by the Adviser. Taking into account that the Adviser has managed the Fund since its inception in 1977 and the longevity and low turnover of the Adviser's staff, the Board noted the strong and cohesive relationship it has had with the Adviser throughout the Fund's history. Included in the material presented to the Board was a list of recent articles from independent financial publications that favorably recognized the Fund. The Board also recognized the Adviser's role in proposing and successfully implementing a more active and demanding strategy for management of the Fund's equity holdings. Also discussed was the increased compliance burden taken on by the Adviser in its capacity as the Fund administrator. Taking into account the personnel involved in servicing the Fund, as well as the initiatives and resources extended by the Adviser as described above, the Board concluded that the services provided to the Fund by the Adviser were superior.

COMPARISON WITH OTHER CONTRACTS AND OTHER CLIENTS. The Trustees emphasized that the unique fee structure of the Fund operates to the benefit of shareholders. They noted that the Adviser's compensation is reduced by the Fund's expenses under its Distribution Plan, such that the Adviser effectively bears the economic burden of all increases in the Fund's distribution-related expenses. The Trustees were presented with a comparative analysis of advisory fees and expense ratios based on publicly available data and drawn from an extensive range of mutual fund peers. Included in the comparison were funds with substantially larger asset ranges as well as funds with similar rates of distribution expenses. It was noted that the Adviser's fees under the Management Agreement cover all but a very small fraction of the Fund's non-distribution-related expenses. In spite of this fact, the Fund's management fees were below average as compared to management fees for the funds included in the comparisons. The Board also noted that the Fund's 0.95% current expense ratio compared quite favorably to the average of 1.45% for all domestic stock funds and 2.30% for a group of 59 funds (including the Fund) cited as using hedge fund-like strategies, according to a July 2005 article in Investment News. They emphasized that despite being included in a category with substantially higher expenses and management fees, the Fund's total expenses were 0.50% below the average for domestic stock funds. The Board also reviewed a presentation of fee rates charged to other clients of the Adviser, and recognized the significant factors accounting for the differences in fee rates. Having considered the comparative data as described above, the Board concluded that the Fund's shareholders are paying below-market management fees and total expenses.

COST OF SERVICES AND PROFIT TO BE REALIZED BY THE ADVISER. In considering the profits realized by the Adviser, the Board reviewed the Adviser's most recent audited financial statements and an estimate of its operating margin. After comparing the Adviser's operating margin with a list of the operating margins of publicly traded money management companies, the Trustees noted that the Adviser's fiscal year 2004 profit margin and its 2005 year-to-date profit margin were in line with others in the industry. The Board considered as favorable the fact that the Adviser's revenues from Fund management fees continue to decrease as a percentage of its overall revenues due to a substantial increase in assets managed for other clients. Recognizing the lack of available information on which to base a comparative analysis of the profitability of private investment management firms, and the difficulty of isolating the profitability of the Adviser's relationship with the Fund from its overall profitability, the Board concluded that the Adviser's profits from its relationship with the Fund were not unreasonable.

ECONOMIES OF SCALE. When presented with a chart that illustrated the Fund's expenses at average net asset levels for each of the last seven years (the period since the adoption of the current Management Agreement), the Trustees noted that the Fund's total expense ratio has generally declined as net assets have increased; that the rate of distribution expenses has generally risen as assets have increased; and that the rate of the Adviser's management fee has correspondingly declined. The Board emphasized that the Fund's unique fee structure effectively had provided reductions in the rate of the Adviser's fees as distribution expenses increased, and that as a result the introduction of asset-level breakpoints was unnecessary. Noting that Fund shareholders have benefited from economies of scale as the Fund's net assets have grown, they concluded that the Fund's fee structure is reasonable and that economies of scale have been realized by shareholders despite the absence of asset-level breakpoints in the fee structure.

OTHER BENEFITS. The Board considered other benefits to the Adviser as a result of its relationship to the Fund. Aside from the management fee, the Board considered the Adviser's receipt of research services in exchange for soft dollar credit in connection with commissions on the Fund's equity transactions. When presented with details regarding the commissions charged to the Fund by various broker-dealers and the Adviser's pursuit of high quality execution of the Fund's transactions, it was noted that the Fund pays commissions at or below market level rates and receives quality executions, regardless of whether the commissions are used to pay for research through soft dollar arrangements. It was also indicated that no Adviser client pays lower commissions than the Fund. The Board was presented with a detailed description of the research services received by the Adviser in exchange for soft dollar credits resulting from Fund commissions. The benefits of this research to the Fund were noted as well. After taking into consideration the entire presentation on the Adviser's use of soft dollars and brokerage allocation, the Board concluded that there was no detrimental effect to the Fund as a result of the Adviser's soft dollar arrangements and that the Fund benefited from the research received.

PLAN OF SUCCESSION. As noted, the exercise of the option held by Mr. Rogers, which will result in a change in control of the Adviser, is a key element of a plan of succession established by the Adviser in 1995. The Board fully supports the Adviser's plan of succession and believes that implementation of the plan, including the exercise of Mr. Rogers' option, is essential to assuring continuity of management of the Fund. The Board concluded that such continuity is in the best interests of the Fund and its shareholders. The Board does not believe that the change in control of the Adviser will adversely affect the nature or quality of services provided by the Adviser, nor that it will adversely affect the organization or operations of the Adviser. Accordingly, the Trustees determined that their analysis of the various factors regarding their approval of the New Investment Management Agreement would continue to apply after the change of control.

The Trustees did not identify any single factor discussed previously as all-important or controlling in their determination to approve the New Investment Management Agreement. The Trustees, including the Independent Trustees, unanimously concluded that the terms of the New Investment Management Agreement are fair and reasonable; that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser; and that the New Investment Management Agreement should be approved and recommended to shareholders.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR"
              APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

                                   PROPOSAL 2

     RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE TRUST FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

At a meeting held on January 25, 2005, the Audit Committee and the Board, including the Independent Trustees, unanimously approved the selection of Ernst & Young LLP as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2005.

Ernst & Young LLP is registered with the Public Company Accounting Oversight Board and has extensive experience in investment company accounting and auditing. Ernst & Young, LLP has served as the independent registered public accounting firm to the Trust since 2002. The financial statements included in the Trust's Annual Report to shareholders have been examined by Ernst & Young, LLP. It is not expected that a representative of Ernst & Young LLP will be present at the meeting.

Ernst & Young LLP and its members do not have any direct or indirect material financial interest in or connection with the Trust in any capacity other than as independent registered public accountants.

AUDIT FEES

The table below discloses the aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP for the audit of the Trust's annual financial statements and in connection with statutory and regulatory filings and engagements during those fiscal years.

Fiscal Year   Aggregate Fees Billed
-----------   ---------------------
    2004             $51,200
    2003             $45,600

AUDIT-RELATED FEES

The table below discloses the aggregate fees billed for each of the last two fiscal years for assurance and related services rendered by Ernst & Young LLP that are reasonably related to the performance of the audit or review of the Trust's financial statements and are not reported on the table above.

Fiscal Year   Gateway Trust   Gateway Investment Advisers, L.P.
-----------   -------------   ---------------------------------
    2004            $0                      $7,900
    2003            $0                      $7,300

These audit-related services involved the examination of the Adviser's internal controls related to its transfer agent and registrar functions.

TAX FEES

The table below discloses the aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning.

Fiscal Year   Gateway Trust   Gateway Investment Advisers, L.P.
-----------   -------------   ---------------------------------
    2004         $10,626                      $0
    2003         $ 4,100                      $0

These tax services included monitoring tax compliance by the Trust and reviewing the Trust's tax returns.

ALL OTHER FEES

The table below discloses the aggregate fees billed for each of the last two fiscal years for products and services rendered by Ernst & Young LLP, other than those listed in the tables above.

Fiscal Year   Gateway Trust   Gateway Investment Advisers, L.P.
-----------   -------------   ---------------------------------
    2004            $0                      $1,222
    2003            $0                      $    0

These services are associated with an engagement to review a sales and use tax refund. The fees were paid by the Adviser.

AUDIT COMMITTEE'S PRE-APPROVAL

Beginning with non-audit service contracts entered into on or after May 6, 2003, the Trust's Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to be furnished to the Trust. The Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to be furnished to Gateway, or any entity controlling, controlled by or under common control with Gateway, that provides ongoing services to the Trust to the extent that such services are determined to have a direct impact on the operations or financial reporting of the Trust. The Audit Committee has established a policy of requiring specific pre-approval of audit and non-audit services on an engagement-by-engagement basis.

The last fiscal year, the Audit Committee approved the following percentage of audit-related, tax and other services.

Nature of Services   Percentage Approved by Audit Committee
------------------   --------------------------------------
Audit-Related                         100%
Tax                                   100%
All Other                             100%

During the audit of Trust's financial statements for the most recent fiscal year, less than 50% of the hours expended on Ernst & Young LLP's engagement were attributed to work performed by persons other than Ernst & Young LLP's full-time, permanent employees.

The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Trust and Gateway, and any entity controlling, controlled by, or under common control with Gateway that provides ongoing services to the Trust, were as follows:

Fiscal Year   Gateway Trust   Gateway Investment Advisers, L.P.
-----------   -------------   ---------------------------------
    2004         $10,626                    $9,122
    2003         $ 4,100                    $7,300

The Audit Committee does not believe that the non-audit services rendered to Gateway by Ernst & Young, LLP are incompatible with maintaining the independence of Ernst & Young, LLP.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED
            PUBLIC ACCOUNTING FIRM FOR THE TRUST FOR THE FISCAL YEAR
                            ENDING DECEMBER 31, 2005.

                             ADDITIONAL INFORMATION

QUORUM AND VOTING REQUIREMENTS

Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least 33% of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote For any such proposal in favor of such adjournment, and will vote those proxies required to be voted Against any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Approval of Proposal 1 requires the vote of a "majority" (as defined in the 1940
Act) of the shares of the Fund outstanding on the Record Date. A "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

Approval of Proposal 2 requires the vote of a majority of the shares of the Fund represented at the Meeting in person or by proxy.

The inspectors of election will treat abstentions and "broker non-votes" (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) of shares represented at the Meeting as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

SECURITY OWNERSHIP OF MANAGEMENT

As of October 17, 2005, no individual Trustee or officer beneficially owned more than 1% of the outstanding shares of the Fund, and the Trustees and officers as a group beneficially owned less than 1% of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of October 17, 2005, the following shareholders may be deemed to beneficially own (for the benefit of their customers) more than 5% of the shares of the Fund:
[list brokers and %]

As of the Record Date, the Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund or the Trust as whole.

SHAREHOLDER PROPOSALS

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not assure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Donna Squeri, Secretary, Gateway Trust, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209. The Trust has not received any shareholder proposals to be considered for presentation at the Special Meeting.

PROXY SOLICITATION

Computershare Fund Services ("CFS") has been engaged to assist in the solicitation of proxies pursuant to a Proxy Mailing, Solicitation and Tabulation Services Agreement ("Solicitation Agreement"). The Solicitation Agreement, among other things, provides for CFS to preserve the confidentiality of all material non-public shareholder account information. The Solicitation Agreement also provides for a cross indemnification by the Adviser and CFS where each will indemnify and hold harmless the other against any third party claims, except where either party shall not be required to indemnify the other in the case of negligence or intentional misconduct. The term of the Solicitation Agreement will last for the duration of the solicitation.

As the Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of CFS if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder's instructions on each Proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. CFS will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.

EXPENSE OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Adviser. The estimated cost for these services is anticipated to be $X, plus expenses. Solicitation may be made by letter or telephone by CFS, by officers or employees of the Adviser, or by dealers and their representatives. In addition, the Trust will request that banks, brokers and other custodial nominees and fiduciaries supply proxy materials to beneficial owners of shares of the Fund of whom they have knowledge, and Gateway will reimburse them for their expenses of so doing.

PROXY DELIVERY.

Please note that only one proxy statement will be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the proxy statement, or for instructions as to how to request a separate copy of such document or as to how to request a single copy if multiple copies of such document are received, shareholders should contact the Trust at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund. A list of shareholders entitled to be present and to vote at the Meeting will be available at the office of the Funds, 3805 Edwards Road, Suite 600, Cincinnati, Ohio for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting. Failure of a quorum to be present at the Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Trust's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF YOU USE THE ACCOMPANYING ENVELOPE TO MAIL THE PROXY CARD IN THE UNITED STATES.


-------------------------------------
Donna M. Squeri
Secretary
[Date of Statement]

                                                                      APPENDIX A

                                  GATEWAY FUND
                              MANAGEMENT AGREEMENT

     THIS AGREEMENT made as of the ____ day of ____________, 2005, by and between The Gateway Trust, an Ohio business trust (the "Trust"), and Gateway Investment Advisers, L.P., a Delaware limited partnership (the "Adviser").

                                   WITNESSETH:

     WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act") the shares of beneficial interest (the "Shares") of which are registered under the Securities Act of 1933; and

     WHEREAS, the Trust is authorized to issue Shares in separate series with each such series representing the interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust offers Shares in a series known as the Gateway Fund (the "Fund"); and

     WHEREAS, the Adviser is currently providing investment advisory and management services to the Fund pursuant to an investment advisory contract dated December 9, 1998; and

     WHEREAS, the Trust and the Adviser desire to revise the compensation and allocation of expenses with respect to the Adviser's provision of investment advisory and management services to the Fund.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Adviser shall act as investment manager for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities, or other properties comprising the assets of the Fund, subject at all times to the policies applicable to the Fund and to the control of the Board of Trustees of the Trust. The Adviser shall give the Trust the benefit of its best judgment, efforts, and facilities in rendering its services as investment manager.

     2. In carrying out its obligations under paragraph 1 hereof, the Adviser shall:

          (a) obtain and evaluate pertinent information about significant developments and economic, statistical, and financial data, domestic, foreign, or otherwise, whether affecting the Fund or the economy generally, and whether concerning the individual companies whose securities or options therefore are included in the Fund or the industries in which they engage, or with respect to other securities or options therefore which the Adviser considers desirable for inclusion in the Fund;

          (b) determine what industries and companies shall be represented in the Fund and regularly report them to the Board of Trustees of the Trust;

          (c) formulate and implement programs for the purchases and sales of any securities or options and regularly report thereon to the Board of Trustees of the Trust;

          (d) place all orders for the purchase and sale of investments for the Fund, including the purchase and/or sale of options and the effecting of closing purchase transactions, for the Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser shall always seek best execution, which is to execute the Fund's transactions where the most favorable combination of price and execution services in particular transactions can be obtained or provided on a continuing basis or with respect to individual transactions by a broker or dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement, or otherwise, solely by reason of its having either (i) dealt with an affiliate of the Adviser, or (ii) caused the Fund to pay a broker or dealer that provides brokerage, research, and statistical services to the Adviser an amount of commission for effecting a portfolio investment transaction, including the sale of an option or a closing purchase transaction, in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith and in the best interest of the Fund that (x) the commission and other expenses of any such affiliate are comparable to the commission and other expenses charged by unaffiliated brokers and dealers, and (y) such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund and to any other of its clients as to which it exercises investment discretion;

          (e) present a written report to the Board of Trustees of the Trust at least quarterly indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses; and

          (f) take, on behalf of the Fund, all actions which appear to the Adviser necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid.

     3. Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust.

     4. In carrying out its obligations under this Agreement, Adviser shall at all times conform to:

          (a) all applicable provisions of the Act and any rules and regulations adopted thereunder;

          (b) the provisions of the Agreement and Declaration of Trust of the Trust, as amended from time to time;

          (c) the provisions of the By-Laws of the Trust, as amended from time to time.

          (d) the provisions of the Registration Statements of the Trust under the Securities Act of 1933 and the Act, as amended from time to time; and

          (e)  any other applicable provision of state or federal law.

     5.   (a)  The Adviser, at its sole expense, shall provide the Trust with
               (i) investment recommendations regarding the Fund's investments;
               (ii) office space, secretarial, clerical and other office help, telephones, securities valuations, and other office equipment; and (iii) the services of all officers of the Trust.

          (b) The Adviser shall bear all (i) expenses incurred in connection with association membership dues, except the annual dues of the Trust for its membership in the Investment Company Institute, which shall be paid by the Trust; (ii) expenses of printing and distributing all Fund registration statements, prospectuses and reports to current Fund shareholders; (iii) costs of printing and transmitting reports to governmental agencies; and (iv) printing and mailing costs.

          (c) Except as set forth above, the Trust has agreed to pay all its operating expenses, including without limitation the expenses of continuing the Trust's existence; the expenses of trustees not employed by the Adviser; expenses incurred by the Fund pursuant to the Fund's Distribution Plan; expenses of registering or qualifying the Trust or its shares under federal and various state laws and maintaining and updating such registrations and qualifications on a current basis; interest expenses, taxes, fees, and commissions of every kind; expenses of issue, including cost of share certificates; repurchases and redemption of shares; charges and expenses of custodians, transfer agents, fund accountants, shareholder servicing agents, dividend disbursing agents, and registrars; expenses of valuing shares of each Fund; auditing, accounting and legal expenses; expenses of shareholder meetings and proxy solicitations therefore; insurance expenses; membership fees of the Investment Company Institute; and all "extraordinary expenses" as may arise, including all losses and liabilities in administrating the Trust; expenses incurred in connection with litigation proceedings and claims and the legal obligations of the Trust to indemnify its officers, trustees, and agents with respect thereto. A majority of the Board of Trustees of the Trust and a majority of the trustees who are not parties to this agreement (except as a trustee of the Trust), voting separately, shall determine which expenses shall be characterized as "extraordinary expenses." The expenses to be borne by the Trust under this subparagraph shall be determined by the Board of Trustees of the Trust.

          (d) All ordinary business expenses of the Trust shall be borne by the Trust unless subparagraph 5(a) or 5(b) hereof specifically provides otherwise.

     6. The Trust will pay the Adviser, as full compensation for services rendered hereunder, a daily fee computed at (a) the annual rate of 0.925% of the average value of the daily net assets of the Fund; minus
          (b) the amount of the Funds' expenses
          incurred pursuant to its Distribution Plan. If the Adviser is providing transfer agency, fund accounting and other services pursuant to the Services Agreement with the Trust dated January 1, 1998, the Adviser shall receive no compensation for such services during the term of this Agreement.

     7. If, for any fiscal year, the total of all expenses of the Fund (including compensation paid to the Adviser but excluding taxes, interest, brokerage commissions, and "extraordinary expenses" as determined in accordance with subparagraph 5(c) hereof) would exceed 1.5% of the average daily net asset value of the Fund, the Adviser will bear any such excess expenses. Every month the investment advisory fee with respect to the Fund will be determined and the Fund's expenses projected. If the Fund's projected expenses are in excess of the expense limitation set forth above, the investment advisory fee with respect to the Fund paid to the Adviser will be reduced by the amount of the excess expenses, subject to an annual adjustment at the end of the Fund's fiscal year; provided, however, that if such amount of reduction should exceed such monthly investment advisory fee, the Adviser will repay to the Fund such portion of its investment advisory fee previously received with respect to such fiscal year as may be required to make up the deficiency.

          Any reimbursement with respect to the Fund pursuant to the expense limitations set forth in this paragraph 7 will be limited on an annual basis to compensation received by the Adviser from the Fund pursuant to this Agreement.

     8. The Trust shall at all times keep the Adviser fully informed with regard to the securities owned by the Fund, the funds available or to become available to the Fund for investment, and generally as to the condition of the Fund's affairs. It shall furnish the Adviser with a copy of all financial statements certified by its financial officer, and a signed copy of each financial statement audited by certified public accountants with respect to it.

     9. This contract shall become effective on January 1, 2006. It shall remain in effect, subject to paragraph 10(a) hereof, for a period of two years, and thereafter, provided that its continuance for the Fund for each renewal year is specifically approved, in advance, (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Act) of the Fund, and (ii) by vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

     10. (a) This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Adviser, on sixty days' written notice to the other party. The notice provided for herein may be waived by either party.

          (b) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment, except that nothing under this paragraph shall be deemed to be a waiver of any rights of the Trust or of any shareholder of the Fund that may exist under the federal securities laws.

     11. It is understood that the Adviser may perform investment advisory services for various other clients, including investment companies. The Adviser agrees to report to the Board of Trustees (at regular quarterly meetings and at such other times as the Board of Trustees reasonably shall request) (i) the financial condition and prospects of the Adviser, (ii) the nature and amount of transactions affecting the Fund that involve the Adviser and affiliates of the Adviser, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Adviser to the Fund as compared to its other accounts, and the plans and capability of the Adviser with respect to providing future services to the Fund and its other accounts. At least annually, the Adviser shall report to the Trustees the total number and type of such other accounts and the approximate total asset value thereof (but not the identities of the beneficial owners of such accounts). The Trust agrees that the Adviser may give advice and take action with respect to any of its clients which may differ from advice given or the timing or nature of the action taken with respect to the Fund, so long as it is the Adviser's policy, to the extent practicable, to allocate investment transactions among the Fund and its other accounts, over a period of time, on a fair and equitable basis. The Adviser agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

          Broker-dealer affiliates of the Adviser may effect orders on national securities exchanges for the Fund and may retain compensation in connection with effecting such transactions, so long as the Adviser furnishes the Board of Trustees, at least annually, with a statement setting forth the total amount of all compensation retained by such broker-dealer affiliates in connection with effecting such transactions within the preceding year for the Trust.

     12. This Agreement may be amended from time to time by agreement of the parties hereto provided that such amendment shall be approved by the vote of a majority of trustees of the Trust, including a majority of trustees who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as trustees of the Trust), cast in person at a meeting called for that purpose, and (if required under current interpretations of the Act by the Securities and Exchange Commission) by vote of the shareholders of the Fund.

     13. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the Act.

     14. All parties hereto are expressly put on notice of (i) The Gateway Trust Agreement and Declaration of Trust, as amended, which is on file with the Secretary of the State of Ohio, and (ii) the limitation of shareholder and trustee liability contained therein and in Chapter 1746 of the Ohio Revised Code. Notice is hereby given that the obligations of this Agreement are not binding upon any of the trustees, officers, or shareholders of the Trust individually but are binding upon only the assets and property of the Trust. With respect to any claim by the Adviser for recovery of any portion of the investment management fee (or any other liability of the Trust arising hereunder), whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of the Fund to satisfy such claim and shall have no recourse against the assets of any other funds of the Trust for such purpose.

     15. (a) This contract shall be construed in accordance with and governed by applicable federal law and the laws of the State of Ohio.

          (b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation, order, or interpretation of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation, order, or interpretation.

     16. Any notices under this Agreement shall be in writing addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Adviser for this purpose shall be Rookwood Tower, Suite 600, 3805 Edwards Road, Cincinnati OH, 45209.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate as of the day and year first above written.

                                        THE GATEWAY TRUST


                                        By
                                           -------------------------------------
                                           Walter G. Sall
                                           Chairman


                                        ATTEST:


                                        By
                                           -------------------------------------
                                           Donna M. Squeri
                                           Secretary


                                        GATEWAY INVESTMENT ADVISERS, L.P.
                                        BY GATEWAY INVESTMENT ADVISERS, INC.,
                                        GENERAL PARTNER


                                        By
                                           -------------------------------------
                                           J. Patrick Rogers
                                           President


                                        ATTEST:


                                        By
                                           -------------------------------------
                                           Donna M. Squeri
                                           Secretary

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

                                       YOUR PROXY VOTE IS IMPORTANT!

                                       NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                       OR ON THE INTERNET.

                                       JUST FOLLOW THESE SIMPLE STEPS:

                                       1. READ YOUR PROXY STATEMENT AND HAVE IT
                                       AT HAND.

                                       2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                       WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                       3. FOLLOW THE RECORDED OR ON-SCREEN
                                       DIRECTIONS.

                                       4. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                       VOTE BY PHONE OR VIA THE INTERNET.

                  Please detach at perforation before mailing.

PROXY                                                                      PROXY

                                THE GATEWAY TRUST
                                THE GATEWAY FUND
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 15, 2005

The undersigned hereby instructs Geoffrey Keenan and Paul R. Stewart, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Gateway Fund (the "Fund") which the undersigned is entitled to vote at a special meeting of shareholders of the Fund to be held at 2:00 p.m., Eastern time, on December 15, 2005, at the offices of Gateway Investment Advisers, L.P., 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209 and at any adjournment thereof, as indicated on the reverse side. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT, AS APPLICABLE, IS HEREBY ACKNOWLEDGED.

                                        VOTE VIA THE INTERNET:
                                        HTTPS://VOTE.PROXY-DIRECT.COM
                                        VOTE VIA THE TELEPHONE: 1-866-241-6192

                                        999 9999 9999 999

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR
                                        NAME(S) APPEAR ON THIS CARD. When
                                        signing as attorney, executor,
                                        administrator, trustee, guardian or as
                                        custodian for a minor please sign your
                                        name and give your full title as such.
                                        If signing on behalf of a corporation
                                        please sign the full corporate name and
                                        your name and indicate your title. If
                                        you are a partner signing for a
                                        partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign this card. Please sign, date and return.


                                        ----------------------------------------
                                        Signature and Title, if applicable


                                        ----------------------------------------
                                        Signature (if held jointly)
                                                                            2005
                                        ----------------------------------,
                                        Date

    UNLESS VOTING BY TELEPHONE OR THE INTERNET, PLEASE SIGN, DATE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE!

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

                  Please detach at perforation before mailing.

SHARES HELD ON BEHALF OF THE SHAREHOLDER WILL BE VOTED AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

IF THIS PROXY CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE PROXIES SHALL VOTE FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [X]

1.   To approve a new investment management         FOR   AGAINST   ABSTAIN
     agreement between the Fund and Gateway         [ ]     [ ]       [ ]
     Investment Advisers, L.P., the Fund's
     investment adviser.

2.   To ratify the selection of Ernst & Young LLP   FOR   AGAINST   ABSTAIN
     as the independent registered public           [ ]     [ ]       [ ]
     accounting firm for the Trust for the fiscal
     year ending December 31, 2005.

       IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING